Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I and Class Z
September 29, 2022
Prospectus

Janet Glazer no longer serves as Portfolio Manager of Fidelity Advisor ®  Industrials Fund.
The following information replaces similar information for Fidelity Advisor® Industrials Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Portfolio Manager) has managed the fund since 2023.
The following information replaces the biographical information for Fidelity Advisor® Industrials Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
David Wagner is Portfolio Manager of Fidelity Advisor® Industrials Fund, which he has managed since 2023.  He also manages other funds. Since joining Fidelity Investments in 2014, Mr. Wagner has worked as an intern, research analyst, and portfolio manager.

AFOC-PSTK-0623-219 1.480125.219	June 30, 2023